UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2025 (May 19, 2025)

Global Technologies, LTD

(Exact name of registrant as specified in its charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

806 Green Valley Road, Suite 200 Greensboro, NC	27408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973)-233-5151

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Primecare Supply, LLC Commences Operations and Executes Key Commercial Agreements

Global Technologies, LTD, a public holding company focused on innovation in the health and wellness sector, announces the official launch of its wholly owned subsidiary, Primecare Supply, LLC (“Primecare”), and the execution of its first two commercial agreements.

Primecare was formed on October 22, 2024, as previously disclosed within the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on November 12, 2024, to engage directly with medical suppliers and provide advanced sales and advisory services to the fast-growing medical spa, wellness clinic, and IV therapy markets.

On May 19, 2025, the Company executed a Revenue Share Agreement with a licensed pharmaceutical supplier, enabling Primecare Supply to market a broad portfolio of pharmaceutical products to medical spas, wellness clinics, and IV therapy providers. Under the terms of the agreement, Primecare acts as an independent reseller, retaining 75% of gross margin revenue above the manufacturer’s designated floor price, while the pharmaceutical supplier retains the remaining 25%. The agreement also outlines post-sale servicing obligations, FDA-compliant marketing protocols, and a three-year continuation of revenue share rights following termination, provided the agreement is not terminated for cause.

On May 28, 2025, Primecare entered into a Master Licensing Agreement with an AI technology company to integrate advanced digital ordering, compliance automation, and CRM technologies into Primecare’s commercial platform. The Agreement includes a 24-month license term, a 2.5% platform fee on transactions processed, and grants Primecare a non-exclusive, non-transferable license to use the platform for marketing and delivering services to end users. This integration is expected to modernize Primecare’s sales operations by enabling real-time data visibility, streamlined onboarding, and scalable outreach across its wellness-focused provider network.

These two agreements collectively mark a strategic milestone in the formal launch of Primecare Supply, LLC, which officially commenced sales operations on May 29, 2025.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the current views of management with respect to future events and financial performance. Any statements that are not historical facts—including statements regarding both Global Technologies, Ltd and Primecare’s anticipated operational growth, platform integration, and strategic direction—should be considered forward-looking statements. Actual results may differ materially due to risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD
(Registrant)

Date	May 30, 2025	/s/ H. Wyatt Flippen
(Signature)
H. Wyatt Flippen
Chief Executive Officer and Board Member